                                                                    EXHIBIT 32.1

                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Western  Standard  Corporation (the
"Company")  on Form 10-KSB for the year ended  December 31, 2003,  as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"),
I,  Manuel B. Lopez,  Chief  Executive  and  Financial  Officer of the  Company,
certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. the Annual Report fully complies with the  requirements  of Section
     13(a) of the Securities Exchange Act of 1934, as amended; and

          2. the information  contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Manuel B. Lopez
                                                Name:  Manuel B. Lopez
                                                Title: Chief Executive and
                                                       Financial Officer
                                                Date:  March 26, 2004